Finance income	6 Months Ended
Jun. 30, 2023
Finance income [Abstract]
Finance income
5. Finance income
Finance income increased in the three and six months ended June 30, 2023 due to higher interest rates and higher levels of cash and cash equivalents held by the Group in the three and six months ended June 30, 2022 compared to the three and six months ended June 30, 2023.